Derivative Instruments	12 Months Ended
Dec. 31, 2011
Derivative Instruments [Abstract]
Derivative Instruments
NOTE 4:-	DERIVATIVE INSTRUMENTS

Effective January 1, 2009, the Company adopted the disclosure requirements of ASC 815-10-15. The Standard requires additional disclosures about the Company's objectives and strategies for using derivative instruments, the accounting for the derivatives investments and the related hedged items and the effect of derivative instruments and related hedged items on the financial statements. The Company's risk management strategy includes the use of derivative instruments to reduce the volatility of earnings and cash flows associated with changes in foreign currency exchange rates. The Company does not enter into derivative transactions for trading purposes. The Company designated its derivatives as cash flow hedges. The Company recognizes all derivatives in the consolidated balance sheets at fair value. The Company enters into derivative contracts with major financial institutions in order to mitigate the credit risk in these transactions.

These contracts do not contain any credit-risk related contingent features. See Note 5 for information on the fair value of these contracts.

Cash flow hedges:

To protect against the increase in value of forecasted foreign currency cash flows resulting from salaries denominated in NIS during the year, the Company has instituted a foreign currency cash flow hedging program.

The Company hedges some of the anticipated payroll payments of its Israeli employees denominated in NIS with forward contracts. Accordingly, when the dollar appreciates against the NIS, the decline in present value of future foreign currency is offset by losses in the fair value of the hedging contracts. Conversely, when the dollar weakens, the increase in the present value of future foreign currency cash flows is offset by gains in the fair value of the hedging contracts.

These forward contracts are designated as cash flow hedges, and are all effective as hedges of these expenses. Accordingly, for derivative instruments that are designated and qualify as a cash flow hedge (i.e., hedging the exposure to variability in expected future cash flows that is attributable to a particular risk), the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Any gain or loss on a derivative instrument in excess of the cumulative change in the present value of future cash flows of the hedged item is recognized in current earnings during the period of change.

Net unrealized gains on cash flow hedges as of December 31, 2010	$479
Changes associated with hedging transactions	(231)
Reclassification into earnings	(298)

Net unrealized losses on cash flow hedges as of December 31, 2011	$(50)